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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                October 17, 2006

                                 Date of Report
                        (Date of earliest event reported)

                       ADVANCIS PHARMACEUTICAL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

            Delaware                   000-50414               52-2208264
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  (State or Other Jurisdiction        (Commission             (IRS Employer
       of Incorporation)              File Number)         Identification No.)

  20425 Seneca Meadows Parkway, Germantown, Maryland             20876
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       (Address of Principal Executive Offices)                (ZIP Code)

       Registrant's telephone number, including area code: (301) 944-6600


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01.  Entry into a Material Definitive Agreement.

         On October 17, 2006, the Compensation Committee of the Board of Directors of Advancis Pharmaceutical Corporation (the "Company") determined to modify the Company's employment agreement with Mr. Robert C. Low, pursuant to Mr. Low's appointment to the position of vice president, finance and chief financial officer. Mr. Low will receive a salary of $240,000, effective October 5, 2006.

Other terms of the employment agreement between the Company and Mr. Low remain unchanged, and the description of the employment agreement is incorporated herein by reference from the Company's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 25, 2006.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

         On October 23, 2006, Advancis Pharmaceutical Corporation (the "Company") announced that its Board of Directors appointed Robert C. Low, formerly the Vice President, Finance and Acting Chief Financial Officer, as Vice President, Finance and Chief Financial Officer, effective October 5, 2006.

         Mr. Low, 52, joined the Company in August 2003 as Corporate Controller and has been responsible for the Company's accounting, tax, financial reporting, budgeting, and internal controls since that time. From May 2000 to June 2003, Mr. Low was Senior Vice President and Corporate Controller for American Medical Laboratories, Inc., a laboratory diagnostics company, prior to its acquisition by Quest Diagnostics, Inc. From December 1998 to May 2000, Mr. Low was Vice President and Controller for the Process Division of Stone and Webster Engineering Corporation, a public engineering and construction company. Prior to that, Mr. Low held positions of increasing responsibility with Dresser Industries, a publicly-held oil and gas services company, including Chief Financial Officer of a related joint-venture company. He also had nine years experience with a major public accounting firm and is a Certified Public Accountant.

         The information required by Items 401(b), (d) and (e) and Item 404(a) of Regulation S-K with respect to Mr. Low is incorporated herein by reference from the Company's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 25, 2006. A copy of the press release regarding the announcement is filed herewith as Exhibit 99.1 and the information contained therein is incorporated by reference into this Item 5.02 of this Current Report on Form 8-K.

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SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.  Financial Statements and Exhibits.

         (d)   Exhibits

         EXHIBIT    DESCRIPTION
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         99.1       Press release dated October 23, 2006.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ADVANCIS PHARMACEUTICAL CORPORATION


Date: October 23, 2006                       By: /s/ Robert C. Low
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                                                 Robert C. Low
                                                 Vice President, Finance & CFO

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